UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2006


                            China Agro Sciences Corp.
             (Exact name of registrant as specified in its charter)


           Florida                     O-49687                  33-0961490
 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)


                     101 Xinanyao Street, Jinzhou District
                            Dalian, Liaoning Province
                                   PRC 116100
               (Address of principal executive offices) (zip code)


                                 (212) 232-0120
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03      Amendments  to Articles  of  Incorporation  or Bylaws;  Change in
               Fiscal Year.

     In conjunction with the merger transaction between China Agro Sciences, Corp., a Florida corporation (f/k/a M-GAB Development Corporation) ("China Agro", "we" or "us") and Dalian Holding Corp., a Florida corporation, which is the subject of the Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006, and July 17, 2006, we changed our fiscal year end from December 31 to September 30. Our Board of Directors approved this change as of May 1, 2006. Due to this change we will be filing a transition report for the period January 1, 2006 to September 30, 2006 on a Form 10-K no later than December 29, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 9, 2006                      China Agro Sciences Corp.,
                                              a Florida corporation

                                              /s/ John C. Leo
                                              ------------------
                                              By: John C. Leo
                                              Its: Secretary